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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 23, 1997 included in XcelleNet, Inc.'s annual report on Form 10-K for the fiscal year ended December 31, 1996 and to all references to our firm included in this registration statement.


                                       /s/ Arthur Andersen LLP
                                       -----------------------
                                       Arthur Andersen LLP


Atlanta, Georgia
 April 17, 1997